                                                                    Exhibit 10.2

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of PATRICK WILLIAMS ADVISORS at 3105 West Sierra Drive, Westlake Village, California 91362 the sum of NINE HUNDRED AND TWENTY-FIVE THOUSAND UNITED STATES DOLLARS (US$925,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by PATRICK WILLIAMS ADVISORS or its successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of GLENN RUSSELL at 544 Fairview Place, Augoura, California 91301 the sum of TWO HUNDRED THOUSAND UNITED STATES DOLLARS (US$200,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by GLENN RUSSELL or his successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of F. JACK WRIGHT at P.O. Box 14283, 242 Rainbow Drive, Livingston, Texas 77399-2042, the sum of ONE HUNDRED AND FIFTY THOUSAND UNITED STATES DOLLARS (US$150,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by F. JACK WRIGHT or his successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of WILLIAM J. GORDICA at 135 Eagle Ridge Drive S.W., Calgary, Alberta, T2V 2V6 the sum of SEVENTY-FIVE THOUSAND UNITED STATES DOLLARS (US$75,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by WILLIAM J. GORDICA or his successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of LAWRENCE W. UNDERWOOD at 2921 Cliffside Court, Castlerock, CO 80104 the sum of SEVENTY-FIVE THOUSAND UNITED STATES DOLLARS (US$75,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by LAWRENCE W. UNDERWOOD or his successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO

                                PROMISSORY NOTE

                                                              DATE: JUNE 5, 2000

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned acknowledges itself indebted and promises to pay ON OR BEFORE FEBRUARY 5, 2001, to or to the order of SAPPHIRE CAPITAL INC. c/o 2921 Cliffside Court, Castlerock, CO 80104 the sum of SEVENTY-FIVE THOUSAND UNITED STATES DOLLARS (US$75,000) (the "Principal Sum"), and to pay interest from the date hereof on the said sum or the amount from time to time remaining unpaid at the rate of twelve percent (12%) per annum, both before and after maturity and before and after default or judgment with interest on overdue interest at the same rate.

     The principal of and interest on this promissory note shall be paid in United States dollars without set-off or counterclaim.

     Repayments may be made at any time and from time to time without notice or penalty. Any prepayments hereunder shall be applied firstly on account of interest accrued to the date of such prepayment and secondly on account of principal.

     The undersigned hereby waives the benefit of division and discussion, presentment for payment, notice of non-payment, protest and notice of protest of this promissory note.

     This promissory note shall be governed by the laws of the Province of Alberta and shall not be changed, modified, discharged or cancelled orally or in any manner other than by agreement in writing signed by SAPPHIRE CAPITAL INC. or its successors or assigns.

     DATED as of the date first above written at the City of Calgary, in the Province of Alberta.


                                     WESTLINKS RESOURCES LTD.

                                     Per: /s/ Peter R. Sekera
                                          --------------------------------------
                                          President and Chief Executive Officer


                                     Per: /s/ Lynn W. Thurlow
                                          --------------------------------------
                                          Vice-President, Finance and CFO